WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR UNDER SUCH ACT OR AN APPLICABLE EXEMPTION FROM REGISTRATION THEREUNDER AND IN COMPLIANCE WITH STATE SECURITIES LAWS.

                                                  VOID AFTER SEPTEMBER 9, 2001

                            CLONTECH LABORATORIES, INC.

                     WARRANT TO PURCHASE SHARES OF COMMON STOCK

     THIS CERTIFIES THAT, for value received, SUMMIT INVESTORS III, L.P., or its assigns (the "Warrantholder"), are entitled to purchase up to Twenty-Five Thousand, Seven Hundred and Eighty-Nine (25,789) shares (the "Shares") of the fully paid and nonassessable Common Stock ("Common Stock") of CLONTECH LABORATORIES, INC., a California corporation (the "Company"), at the Exercise Price provided herein. The Exercise Price and the number of Shares purchasable hereunder are subject to adjustment as provided herein. This Warrant is issued pursuant to the Securities Purchase Agreement, dated as of the date of this Warrant, by and between the Company and the Warrantholder.

III. TERM.

     The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time during the term commencing on September 9, 1997 (the "Effective Date") and ending on September 9, 2001 at 5:00 p.m., Pacific time (the "Expiration Date").

IV.  ADJUSTMENT OF SHARES.

     In addition to any other adjustment required pursuant to paragraph 7 hereof, at the end of each thirty (30) day period ending after the Effective Date and on or prior to the Expiration Date, (a) the aggregate number of Shares which may be purchased pursuant to this Warrant shall be decreased by one forty-eighth (1/48) of 1.2% of the total number of shares of Common Stock outstanding on a fully diluted basis, and (b) the Exercise Price per share shall be adjusted to an amount equal to the quotient obtained by dividing $142,970 by the aggregate number of Shares which may be purchased pursuant to this Warrant immediately after giving effect to the adjustment described in clause (a).

V.   METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT.

     Subject to paragraph 1 hereof, the purchase right represented by this Warrant may be exercised by the Warrantholder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and, subject to paragraph 4 below, (i) by the payment to the Company, by certified or


                                          1.

official bank check, payable to the order of the Company, (ii) by cancellation by the Warrantholder of indebtedness of the Company to the Warrantholder, or
(iii) by a combination of (i) and (ii), of an amount equal to the Exercise Price per share multiplied by the number of Shares then being purchased. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Warrantholder within ten (10) business days of receipt of this Warrant and such notice, together with the applicable exercise price, and, unless this Warrant has been fully exercised or expires, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Warrantholder within such ten (10) business day period. Upon receipt by the Company of this Warrant and such notice of exercise form, together with the applicable exercise price, the Warrantholder shall be deemed to be the holder of record of the Shares, notwithstanding that certificates representing the Shares shall not then be actually delivered to such Warrantholder or that such Shares are not then set forth on the stock transfer books of the Company.

VI.  NET EXERCISE.

     In lieu of exercising this Warrant by payment of the exercise price in cash, the Warrantholder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant (with the cashless exercise form attached hereto as Exhibit B duly executed) at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Warrantholder hereof a number of shares of the Company's Common Stock computed using the following formula:

          Y (A - B)
     X =  ---------
              A

     Where

               X is the number of shares of Common Stock to be issued to the Warrantholder;

               Y is the number of shares of Common Stock purchasable under this Warrant;

               A is the fair market value of one share of the Company's Common Stock; and

               B is the Exercise Price (as adjusted to the date of such calculations).

     For purposes of this paragraph 4, if the Shares are traded in a public market, the fair market value of the Shares shall mean the average of the closing bid and asked prices of the Shares quoted in the over-the-counter market in which the Shares are traded or the closing price quoted on any exchange on which the Shares are listed, whichever is applicable, as published in the Western Edition of THE WALL STREET JOURNAL for the ten (10) trading days prior to the date of determination of fair market value. If the Shares are not traded in an over-the-counter market or on an exchange, the fair market value shall be the price per share that the Company could obtain

                                          2.

from a willing buyer for Shares sold by the Company from authorized but unissued shares, as such price shall be determined in the good faith reasonable judgment of the Company's Board of Directors (including the affirmative) vote of the Designees, as such term is defined in the Shareholders Agreement of even date herewith by and among Kenneth Fong and certain Investors defined therein.

VII. STOCK FULLY PAID.

     All Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable. Issuance of certificates for Shares upon the exercise of this Warrant shall be made without charge to the Warrantholder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Warrantholder or in such name or names as may be directed by the Warrantholder.

VIII.     RESERVATION OF STOCK.

     The Company covenants that during the term in which this Warrant is exercisable, the Company will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of all shares of Common Stock issuable upon the exercise in full of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

IX.  CERTAIN ADJUSTMENTS.

     The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

     A. ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Exercise Price pursuant to this paragraph 7, the number of Shares of Common Stock purchasable hereunder shall be adjusted to the product (rounded to the nearest whole share) obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

     B. RECLASSIFICATION OR MERGER. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or any substantial portion of

                                          3.

the assets of the Company, the Company shall, as a condition precedent to such transaction, execute a new Warrant or cause such successor or purchasing corporation, as the case may be, to execute a new Warrant, providing the Warrantholder upon such exercise the right to receive, in lieu of each Share theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one Share. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this paragraph 7. The provisions of this subparagraph 7(b) shall similarly apply to successive reclassifications, changes, mergers and transfers.

     C. SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Stock, the Exercise Price shall proportionately be decreased in the case of a subdivision or increased in the case of a combination.

     D. STOCK DIVIDENDS. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in Common Stock, or make any other distribution with respect to Common Stock (except any distribution specifically provided for in subparagraph 7(b) above) of Common Stock then in each such case the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and
(ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

     E. ADDITIONAL STOCK. If the Company shall issue, after September 9, 1997 (the "Purchase Date" with respect to such series), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such Additional Stock, the Exercise Price in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause) be adjusted to a price determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance on a fully diluted basis after giving effect to the conversion, exercise or exchange of any and all outstanding warrants, options, preferred stock and any other securities of the Company convertible into or exercisable or exchangeable for Common Stock of the Company ("Fully Diluted Basis"), plus the number of shares of Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at such Exercise Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance on a Fully Diluted Basis plus the number of shares of such Additional Stock.

          1. No adjustment of the Exercise Price for the Warrant shall be made in an amount less than one cent ($0.01) per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be taken into account in any subsequent adjustment. Except to the limited extent provided for in subsections 7(e)(iv)(C) and 7(e)(iv)(D), no adjustment of such Exercise Price pursuant to this subparagraph

                                          4.

7(e) shall have the effect of increasing the Exercise Price above the Exercise Price in effect immediately prior to such adjustment.

          2. In the case of the issuance of any Additional Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

          3. In the case of the issuance of any Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be equal to the reasonable, good faith estimate of the fair market value thereof as evidenced by the affirmative vote of a majority of the Board of Directors (which majority must include the Series A Directors) irrespective of any accounting treatment.

          4. In the case of the issuance (whether before, on or after the applicable Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this paragraph 7(e) and paragraph 7(f):

               a. The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 7(e)(ii) and 7(e)(iii), if any, received by the Company upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

               b. The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Company (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 7(e)(ii) and 7(e)(iii).

               c. In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Company upon exercise of such options

                                          5.

or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Exercise Price of the Warrant, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

               d. Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price of the Warrant, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

               e. The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 7(e)(iv)(A) and 7(e)(iv)(B) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 7(e)(iv)(C) or 7(e)(iv)(D).

     F. "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 7(e)(4) by the Company after the Effective Date other than

          1. Common Stock issued pursuant to a transaction described in paragraphs 7(c) or 7(d) hereof,

          2. shares of Common Stock issuable or issued upon exercise of this Warrant,

          3. up to 2,571,429 shares of Common Stock issuable or issued to employees, officers, consultants or directors of this Company directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of this Company (such number of shares to be calculated net of any shares repurchased at cost by the Company in connection with the termination of employment of an employee of the Company and proportionally adjusted to reflect subsequent stock dividends, stock splits or recapitalizations), or

          4. up to 1,000,000 shares of Common Stock issuable or issued upon exercise of warrants to purchase Common Stock, which warrants are issued pursuant to equipment leases, bank credit agreements or strategic joint ventures or alliances approved by the Board of Directors of the Company.

     G. OTHER DISTRIBUTIONS. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in subparagraphs 7(c) or 7(d), then, in each such case for the purpose of this subsection (g), the Warrantholders shall be entitled to a proportionate share of any such distribution as though they were the holders

                                          6.

of the number of shares of Common Stock of the Company into which their shares of the Warrants are convertible as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution. In the event that any other adjustment event not expressly provided for by this Section 7 shall occur (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors shall make an appropriate adjustment in the Exercise Price and the number of Shares obtainable upon exercise of this Warrant so as to protect the rights of the Warrantholder.

     H.   NOTICES OF CERTAIN EVENTS.  In case

                    (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                    (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

                    (iii) of any voluntary dissolution, liquidation of winding up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Warrantholder a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified. All such notices, advices and communications shall be deemed to have been received (I) in the case of personal delivery, on the date of such delivery and (II) in the case of mailing, on the third business day following the date of such mailing.

X.   NOTICE OF ADJUSTMENTS.

     Whenever any Exercise Price shall be adjusted pursuant to paragraph 7 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price or Prices after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage paid) to the Warrantholder.

                                          7.

XI.    FRACTIONAL SHARES.

     No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

XII.   REPLACEMENT OF WARRANT.

     On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

XIII. REPRESENTATIONS AND WARRANTIES OF WARRANTHOLDER. Warrantholder hereby represents and warrants that:

     A. PURCHASE ENTIRELY FOR OWN ACCOUNT. This Warrant and the Common Stock issuable upon exercise hereof (collectively, the "Securities") will be acquired for investment for the Warrantholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Warrantholder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Warrantholder does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to any person with respect to any of the Securities.

     B. INVESTMENT EXPERIENCE. The Warrantholder acknowledges that it is able to protect its own economic interests, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the investment in this Warrant.

     C. ACCREDITED INVESTOR. The Warrantholder is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission (the "SEC"), as presently in effect.

     D. RESTRICTED SECURITIES. Warrantholder understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the Warrantholder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     E. FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, the Warrantholder further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this paragraph 11, and:

                                          8.

          1. There is then in effect a Registration Statement under the Act, covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

          2. Such Warrantholder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, such Warrantholder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

     Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer
(A) by a Warrantholder that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, (B) to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, or (C) by a Warrantholder to an affiliate of such Warrantholder if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Warrantholder hereunder.

XIV. RIGHTS OF STOCKHOLDERS. This Warrant shall not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company.

XV.  GOVERNING LAW.

     This Warrant shall be governed by the internal laws of the State of California, as applied to contracts between residents of California and to be performed entirely within California, without regard to the application of conflict of law rules.

XVI. MISCELLANEOUS.

     A. The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Common Stock issued or issuable upon the exercise hereof, and all of the obligations of the Company relating to the Common Stock issuable upon exercise of this Warrant shall survive the exercise of this Warrant.

     B. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered Warrantholder hereof. All notices and other communications from the Company to the Warrantholder shall be delivered personally or mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last Warrantholder who shall have furnished an address to the Company in writing and shall be deemed to have been given when so delivered or mailed.

                                          9.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                   CLONTECH LABORATORIES, INC.

Date:  September 9, 1997            By: /s/ Ken Fong
      -----------------------          -----------------------------------------

AGREED TO AND ACCEPTED TO BY:

WARRANTHOLDER

SUMMIT INVESTORS III, L.P.

By: /s/ Gregory M. Avis
    -----------------------------
     General Partner

                                         10.

                                     EXHIBIT A

                                 NOTICE OF EXERCISE

Clontech Laboratories, Inc.
Attention:  Corporate Secretary

     The undersigned hereby elects to purchase _______________ (________) shares of the Common Stock of Clontech Laboratories, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

     The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

     Please issue a certificate or certificates representing such shares of the Common Stock in the name of the undersigned or in such other name as is specified below:

                                   WARRANTHOLDER:

                                   --------------------------------------------

Date:                              By:
      ----------------------           ----------------------------------------

                                   Title:
                                          -------------------------------------

                                   Address:
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


Name In Which Shares Should Be Registered:


---------------------------------------

                                         11.

                                     EXHIBIT B

                               CASHLESS EXERCISE FORM

                (To be executed upon a Cashless Exercise of Warrant)

Clontech Laboratories, Inc.:
Attention:  Corporate Secretary

     The undersigned hereby irrevocably elects to surrender its Warrant for ________ shares of Common Stock or such lesser number of shares of Common Stock as may be purchased pursuant to the Net Exercise provisions of the within Warrant.

     Please issue a certificate or certificates for such Common Stock in the name of:

                                   Name
                                        --------------------------------------

                                   (Please Print Name, Address and Social
                                   Security No.)

                                   Address
                                          -------------------------------------

                                   --------------------------------------------

                                   --------------------------------------------
                                   Social Security Number

                                   Signature
                                             ----------------------------------

                                   NOTE:     The above signature should
                                             correspond exactly with the name on
                                             the first page of the Warrants or
                                             with the name of the assignee.

     And if said number of shares shall not be all the shares exchangeable or purchasable under the within Warrant, a new Warrant of like tenor is to be issued in the name of the undersigned for the balance remaining of the shares purchasable thereunder.

                                         12.

                                     EXHIBIT C

                                  ASSIGNMENT FORM

     FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee                   Address             No. of Notes






and does hereby irrevocably constitute and appoint _________________________ to make such transfer on the books of Clontech Laboratories, Inc., maintained for the purpose, with full power of substitution in the premises.

     The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

Dated:
       ------------------------------


                                                  -----------------------------
                                                  Signature of Warrantholder

                                      13.

WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR UNDER SUCH ACT OR AN APPLICABLE EXEMPTION FROM REGISTRATION THEREUNDER AND IN COMPLIANCE WITH STATE SECURITIES LAWS.

                                                  VOID AFTER SEPTEMBER 9, 2001

                            CLONTECH LABORATORIES, INC.

                     WARRANT TO PURCHASE SHARES OF COMMON STOCK

     THIS CERTIFIES THAT, for value received, SUMMIT VENTURES IV, L.P., or its assigns (the "Warrantholder"), are entitled to purchase up to Eight Hundred Twenty-Five Thousand, Eight Hundred and Sixty-Six (825,866) shares (the "Shares") of the fully paid and nonassessable Common Stock ("Common Stock") of CLONTECH LABORATORIES, INC., a California corporation (the "Company"), at the Exercise Price provided herein. The Exercise Price and the number of Shares purchasable hereunder are subject to adjustment as provided herein. This Warrant is issued pursuant to the Securities Purchase Agreement, dated as of the date of this Warrant, by and between the Company and the Warrantholder.

III. TERM.

     The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time during the term commencing on September 9, 1997 (the "Effective Date") and ending on September 9, 2001 at 5:00 p.m., Pacific time (the "Expiration Date").

IV.  ADJUSTMENT OF SHARES.

     In addition to any other adjustment required pursuant to paragraph 7 hereof, at the end of each thirty (30) day period ending after the Effective Date and on or prior to the Expiration Date, (a) the aggregate number of Shares which may be purchased pursuant to this Warrant shall be decreased by one forty-eighth (1/48) of 1.2% of the total number of shares of Common Stock outstanding on a fully diluted basis, and (b) the Exercise Price per share shall be adjusted to an amount equal to the quotient obtained by dividing $142,970 by the aggregate number of Shares which may be purchased pursuant to this Warrant immediately after giving effect to the adjustment described in clause (a).

V.   METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT.

     Subject to paragraph 1 hereof, the purchase right represented by this Warrant may be exercised by the Warrantholder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and, subject to paragraph 4 below, (i) by the payment to the Company, by certified or


                                          1.

official bank check, payable to the order of the Company, (ii) by cancellation by the Warrantholder of indebtedness of the Company to the Warrantholder, or
(iii) by a combination of (i) and (ii), of an amount equal to the Exercise Price per share multiplied by the number of Shares then being purchased. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Warrantholder within ten (10) business days of receipt of this Warrant and such notice, together with the applicable exercise price, and, unless this Warrant has been fully exercised or expires, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Warrantholder within such ten (10) business day period. Upon receipt by the Company of this Warrant and such notice of exercise form, together with the applicable exercise price, the Warrantholder shall be deemed to be the holder of record of the Shares, notwithstanding that certificates representing the Shares shall not then be actually delivered to such Warrantholder or that such Shares are not then set forth on the stock transfer books of the Company.

VI.  NET EXERCISE.

     In lieu of exercising this Warrant by payment of the exercise price in cash, the Warrantholder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant (with the cashless exercise form attached hereto as Exhibit B duly executed) at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Warrantholder hereof a number of shares of the Company's Common Stock computed using the following formula:

          Y (A - B)
     X =  ---------
              A

     Where

               X is the number of shares of Common Stock to be issued to the Warrantholder;

               Y is the number of shares of Common Stock purchasable under this Warrant;

               A is the fair market value of one share of the Company's Common Stock; and

               B is the Exercise Price (as adjusted to the date of such calculations).

     For purposes of this paragraph 4, if the Shares are traded in a public market, the fair market value of the Shares shall mean the average of the closing bid and asked prices of the Shares quoted in the over-the-counter market in which the Shares are traded or the closing price quoted on any exchange on which the Shares are listed, whichever is applicable, as published in the Western Edition of THE WALL STREET JOURNAL for the ten (10) trading days prior to the date of determination of fair market value. If the Shares are not traded in an over-the-counter market or on an exchange, the fair market value shall be the price per share that the Company could obtain

                                          2.

from a willing buyer for Shares sold by the Company from authorized but unissued shares, as such price shall be determined in the good faith reasonable judgment of the Company's Board of Directors (including the affirmative) vote of the Designees, as such term is defined in the Shareholders Agreement of even date herewith by and among Kenneth Fong and certain Investors defined therein.

VII. STOCK FULLY PAID.

     All Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable. Issuance of certificates for Shares upon the exercise of this Warrant shall be made without charge to the Warrantholder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Warrantholder or in such name or names as may be directed by the Warrantholder.

VIII.     RESERVATION OF STOCK.

     The Company covenants that during the term in which this Warrant is exercisable, the Company will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of all shares of Common Stock issuable upon the exercise in full of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

IX.  CERTAIN ADJUSTMENTS.

     The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

     A. ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Exercise Price pursuant to this paragraph 7, the number of Shares of Common Stock purchasable hereunder shall be adjusted to the product (rounded to the nearest whole share) obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

     B. RECLASSIFICATION OR MERGER. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or any substantial portion of

                                          3.

the assets of the Company, the Company shall, as a condition precedent to such transaction, execute a new Warrant or cause such successor or purchasing corporation, as the case may be, to execute a new Warrant, providing the Warrantholder upon such exercise the right to receive, in lieu of each Share theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one Share. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this paragraph 7. The provisions of this subparagraph 7(b) shall similarly apply to successive reclassifications, changes, mergers and transfers.

     C. SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Stock, the Exercise Price shall proportionately be decreased in the case of a subdivision or increased in the case of a combination.

     D. STOCK DIVIDENDS. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in Common Stock, or make any other distribution with respect to Common Stock (except any distribution specifically provided for in subparagraph 7(b) above) of Common Stock then in each such case the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and
(ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

     E. ADDITIONAL STOCK. If the Company shall issue, after September 9, 1997 (the "Purchase Date" with respect to such series), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such Additional Stock, the Exercise Price in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause) be adjusted to a price determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance on a fully diluted basis after giving effect to the conversion, exercise or exchange of any and all outstanding warrants, options, preferred stock and any other securities of the Company convertible into or exercisable or exchangeable for Common Stock of the Company ("Fully Diluted Basis"), plus the number of shares of Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at such Exercise Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance on a Fully Diluted Basis plus the number of shares of such Additional Stock.

          1. No adjustment of the Exercise Price for the Warrant shall be made in an amount less than one cent ($0.01) per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be taken into account in any subsequent adjustment. Except to the limited extent provided for in subsections 7(e)(iv)(C) and 7(e)(iv)(D), no adjustment of such Exercise Price pursuant to this subparagraph

                                          4.

7(e) shall have the effect of increasing the Exercise Price above the Exercise Price in effect immediately prior to such adjustment.

          2. In the case of the issuance of any Additional Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

          3. In the case of the issuance of any Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be equal to the reasonable, good faith estimate of the fair market value thereof as evidenced by the affirmative vote of a majority of the Board of Directors (which majority must include the Series A Directors) irrespective of any accounting treatment.

          4. In the case of the issuance (whether before, on or after the applicable Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this paragraph 7(e) and paragraph 7(f):

               a. The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 7(e)(ii) and 7(e)(iii), if any, received by the Company upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

               b. The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Company (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 7(e)(ii) and 7(e)(iii).

               c. In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Company upon exercise of such options

                                          5.

or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Exercise Price of the Warrant, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

               d. Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price of the Warrant, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

               e. The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 7(e)(iv)(A) and 7(e)(iv)(B) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 7(e)(iv)(C) or 7(e)(iv)(D).

     F. "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 7(e)(4) by the Company after the Effective Date other than

          1. Common Stock issued pursuant to a transaction described in paragraphs 7(c) or 7(d) hereof,

          2. shares of Common Stock issuable or issued upon exercise of this Warrant,

          3. up to 2,571,429 shares of Common Stock issuable or issued to employees, officers, consultants or directors of this Company directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of this Company (such number of shares to be calculated net of any shares repurchased at cost by the Company in connection with the termination of employment of an employee of the Company and proportionally adjusted to reflect subsequent stock dividends, stock splits or recapitalizations), or

          4. up to 1,000,000 shares of Common Stock issuable or issued upon exercise of warrants to purchase Common Stock, which warrants are issued pursuant to equipment leases, bank credit agreements or strategic joint ventures or alliances approved by the Board of Directors of the Company.

     G. OTHER DISTRIBUTIONS. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in subparagraphs 7(c) or 7(d), then, in each such case for the purpose of this subsection (g), the Warrantholders shall be entitled to a proportionate share of any such distribution as though they were the holders

                                          6.

of the number of shares of Common Stock of the Company into which their shares of the Warrants are convertible as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution. In the event that any other adjustment event not expressly provided for by this Section 7 shall occur (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors shall make an appropriate adjustment in the Exercise Price and the number of Shares obtainable upon exercise of this Warrant so as to protect the rights of the Warrantholder.

     H.   NOTICES OF CERTAIN EVENTS.  In case

                    (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                    (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

                    (iii) of any voluntary dissolution, liquidation of winding up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Warrantholder a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified. All such notices, advices and communications shall be deemed to have been received (I) in the case of personal delivery, on the date of such delivery and (II) in the case of mailing, on the third business day following the date of such mailing.

X.   NOTICE OF ADJUSTMENTS.

     Whenever any Exercise Price shall be adjusted pursuant to paragraph 7 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price or Prices after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage paid) to the Warrantholder.

                                          7.

XI.    FRACTIONAL SHARES.

     No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

XII.   REPLACEMENT OF WARRANT.

     On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

XIII. REPRESENTATIONS AND WARRANTIES OF WARRANTHOLDER. Warrantholder hereby represents and warrants that:

     A. PURCHASE ENTIRELY FOR OWN ACCOUNT. This Warrant and the Common Stock issuable upon exercise hereof (collectively, the "Securities") will be acquired for investment for the Warrantholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Warrantholder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Warrantholder does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to any person with respect to any of the Securities.

     B. INVESTMENT EXPERIENCE. The Warrantholder acknowledges that it is able to protect its own economic interests, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the investment in this Warrant.

     C. ACCREDITED INVESTOR. The Warrantholder is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission (the "SEC"), as presently in effect.

     D. RESTRICTED SECURITIES. Warrantholder understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the Warrantholder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     E. FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, the Warrantholder further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this paragraph 11, and:

                                          8.

          1. There is then in effect a Registration Statement under the Act, covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

          2. Such Warrantholder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, such Warrantholder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

     Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer
(A) by a Warrantholder that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, (B) to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, or (C) by a Warrantholder to an affiliate of such Warrantholder if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Warrantholder hereunder.

XIV. RIGHTS OF STOCKHOLDERS. This Warrant shall not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company.

XV.  GOVERNING LAW.

     This Warrant shall be governed by the internal laws of the State of California, as applied to contracts between residents of California and to be performed entirely within California, without regard to the application of conflict of law rules.

XVI. MISCELLANEOUS.

     A. The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Common Stock issued or issuable upon the exercise hereof, and all of the obligations of the Company relating to the Common Stock issuable upon exercise of this Warrant shall survive the exercise of this Warrant.

     B. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered Warrantholder hereof. All notices and other communications from the Company to the Warrantholder shall be delivered personally or mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last Warrantholder who shall have furnished an address to the Company in writing and shall be deemed to have been given when so delivered or mailed.

                                          9.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                   CLONTECH LABORATORIES, INC.

Date:  September 9, 1997           By: /s/ Ken Fong
      -----------------------          -----------------------------------------

AGREED TO AND ACCEPTED TO BY:

WARRANTHOLDER

SUMMIT INVESTORS III, L.P.

By: /s/ Gregory M. Avis
    -----------------------------
     General Partner

                                         10.

WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR UNDER SUCH ACT OR AN APPLICABLE EXEMPTION FROM REGISTRATION THEREUNDER AND IN COMPLIANCE WITH STATE SECURITIES LAWS.

                                                  VOID AFTER SEPTEMBER 9, 2001

                            CLONTECH LABORATORIES, INC.

                     WARRANT TO PURCHASE SHARES OF COMMON STOCK

     THIS CERTIFIES THAT, for value received, SUMMIT SUBORDINATED DEBT FUND II, L.P., or its assigns (the "Warrantholder"), are entitled to purchase up to Fifty Thousand, Two Hundred and Twenty-Four (50,224) shares (the "Shares") of the fully paid and nonassessable Common Stock ("Common Stock") of CLONTECH LABORATORIES, INC., a California corporation (the "Company"), at the Exercise Price provided herein. The Exercise Price and the number of Shares purchasable hereunder are subject to adjustment as provided herein. This Warrant is issued pursuant to the Securities Purchase Agreement, dated as of the date of this Warrant, by and between the Company and the Warrantholder.

III. TERM.

     The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time during the term commencing on September 9, 1997 (the "Effective Date") and ending on September 9, 2001 at 5:00 p.m., Pacific time (the "Expiration Date").

IV.  ADJUSTMENT OF SHARES.

     In addition to any other adjustment required pursuant to paragraph 7 hereof, at the end of each thirty (30) day period ending after the Effective Date and on or prior to the Expiration Date, (a) the aggregate number of Shares which may be purchased pursuant to this Warrant shall be decreased by one forty-eighth (1/48) of 1.2% of the total number of shares of Common Stock outstanding on a fully diluted basis, and (b) the Exercise Price per share shall be adjusted to an amount equal to the quotient obtained by dividing $142,970 by the aggregate number of Shares which may be purchased pursuant to this Warrant immediately after giving effect to the adjustment described in clause (a).

V.   METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT.

     Subject to paragraph 1 hereof, the purchase right represented by this Warrant may be exercised by the Warrantholder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and, subject to paragraph 4 below, (i) by the payment to the Company, by certified or


                                          1.

official bank check, payable to the order of the Company, (ii) by cancellation by the Warrantholder of indebtedness of the Company to the Warrantholder, or
(iii) by a combination of (i) and (ii), of an amount equal to the Exercise Price per share multiplied by the number of Shares then being purchased. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Warrantholder within ten (10) business days of receipt of this Warrant and such notice, together with the applicable exercise price, and, unless this Warrant has been fully exercised or expires, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Warrantholder within such ten (10) business day period. Upon receipt by the Company of this Warrant and such notice of exercise form, together with the applicable exercise price, the Warrantholder shall be deemed to be the holder of record of the Shares, notwithstanding that certificates representing the Shares shall not then be actually delivered to such Warrantholder or that such Shares are not then set forth on the stock transfer books of the Company.

VI.  NET EXERCISE.

     In lieu of exercising this Warrant by payment of the exercise price in cash, the Warrantholder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant (with the cashless exercise form attached hereto as Exhibit B duly executed) at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Warrantholder hereof a number of shares of the Company's Common Stock computed using the following formula:

          Y (A - B)
     X =  ---------
              A

     Where

               X is the number of shares of Common Stock to be issued to the Warrantholder;

               Y is the number of shares of Common Stock purchasable under this Warrant;

               A is the fair market value of one share of the Company's Common Stock; and

               B is the Exercise Price (as adjusted to the date of such calculations).

     For purposes of this paragraph 4, if the Shares are traded in a public market, the fair market value of the Shares shall mean the average of the closing bid and asked prices of the Shares quoted in the over-the-counter market in which the Shares are traded or the closing price quoted on any exchange on which the Shares are listed, whichever is applicable, as published in the Western Edition of THE WALL STREET JOURNAL for the ten (10) trading days prior to the date of determination of fair market value. If the Shares are not traded in an over-the-counter market or on an exchange, the fair market value shall be the price per share that the Company could obtain

                                          2.

from a willing buyer for Shares sold by the Company from authorized but unissued shares, as such price shall be determined in the good faith reasonable judgment of the Company's Board of Directors (including the affirmative) vote of the Designees, as such term is defined in the Shareholders Agreement of even date herewith by and among Kenneth Fong and certain Investors defined therein.

VII. STOCK FULLY PAID.

     All Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable. Issuance of certificates for Shares upon the exercise of this Warrant shall be made without charge to the Warrantholder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Warrantholder or in such name or names as may be directed by the Warrantholder.

VIII.     RESERVATION OF STOCK.

     The Company covenants that during the term in which this Warrant is exercisable, the Company will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of all shares of Common Stock issuable upon the exercise in full of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

IX.  CERTAIN ADJUSTMENTS.

     The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

     A. ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Exercise Price pursuant to this paragraph 7, the number of Shares of Common Stock purchasable hereunder shall be adjusted to the product (rounded to the nearest whole share) obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

     B. RECLASSIFICATION OR MERGER. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or any substantial portion of

                                          3.

the assets of the Company, the Company shall, as a condition precedent to such transaction, execute a new Warrant or cause such successor or purchasing corporation, as the case may be, to execute a new Warrant, providing the Warrantholder upon such exercise the right to receive, in lieu of each Share theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one Share. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this paragraph 7. The provisions of this subparagraph 7(b) shall similarly apply to successive reclassifications, changes, mergers and transfers.

     C. SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Stock, the Exercise Price shall proportionately be decreased in the case of a subdivision or increased in the case of a combination.

     D. STOCK DIVIDENDS. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in Common Stock, or make any other distribution with respect to Common Stock (except any distribution specifically provided for in subparagraph 7(b) above) of Common Stock then in each such case the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and
(ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

     E. ADDITIONAL STOCK. If the Company shall issue, after September 9, 1997 (the "Purchase Date" with respect to such series), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such Additional Stock, the Exercise Price in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause) be adjusted to a price determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance on a fully diluted basis after giving effect to the conversion, exercise or exchange of any and all outstanding warrants, options, preferred stock and any other securities of the Company convertible into or exercisable or exchangeable for Common Stock of the Company ("Fully Diluted Basis"), plus the number of shares of Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at such Exercise Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance on a Fully Diluted Basis plus the number of shares of such Additional Stock.

          1. No adjustment of the Exercise Price for the Warrant shall be made in an amount less than one cent ($0.01) per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be taken into account in any subsequent adjustment. Except to the limited extent provided for in subsections 7(e)(iv)(C) and 7(e)(iv)(D), no adjustment of such Exercise Price pursuant to this subparagraph

                                          4.

7(e) shall have the effect of increasing the Exercise Price above the Exercise Price in effect immediately prior to such adjustment.

          2. In the case of the issuance of any Additional Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

          3. In the case of the issuance of any Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be equal to the reasonable, good faith estimate of the fair market value thereof as evidenced by the affirmative vote of a majority of the Board of Directors (which majority must include the Series A Directors) irrespective of any accounting treatment.

          4. In the case of the issuance (whether before, on or after the applicable Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this paragraph 7(e) and paragraph 7(f):

               a. The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 7(e)(ii) and 7(e)(iii), if any, received by the Company upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

               b. The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Company (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 7(e)(ii) and 7(e)(iii).

               c. In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Company upon exercise of such options

                                          5.

or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Exercise Price of the Warrant, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

               d. Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price of the Warrant, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

               e. The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 7(e)(iv)(A) and 7(e)(iv)(B) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 7(e)(iv)(C) or 7(e)(iv)(D).

     F. "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 7(e)(4) by the Company after the Effective Date other than

          1. Common Stock issued pursuant to a transaction described in paragraphs 7(c) or 7(d) hereof,

          2. shares of Common Stock issuable or issued upon exercise of this Warrant,

          3. up to 2,571,429 shares of Common Stock issuable or issued to employees, officers, consultants or directors of this Company directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of this Company (such number of shares to be calculated net of any shares repurchased at cost by the Company in connection with the termination of employment of an employee of the Company and proportionally adjusted to reflect subsequent stock dividends, stock splits or recapitalizations), or

          4. up to 1,000,000 shares of Common Stock issuable or issued upon exercise of warrants to purchase Common Stock, which warrants are issued pursuant to equipment leases, bank credit agreements or strategic joint ventures or alliances approved by the Board of Directors of the Company.

     G. OTHER DISTRIBUTIONS. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in subparagraphs 7(c) or 7(d), then, in each such case for the purpose of this subsection (g), the Warrantholders shall be entitled to a proportionate share of any such distribution as though they were the holders

                                          6.

of the number of shares of Common Stock of the Company into which their shares of the Warrants are convertible as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution. In the event that any other adjustment event not expressly provided for by this Section 7 shall occur (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors shall make an appropriate adjustment in the Exercise Price and the number of Shares obtainable upon exercise of this Warrant so as to protect the rights of the Warrantholder.

     H.   NOTICES OF CERTAIN EVENTS.  In case

                    (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                    (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

                    (iii) of any voluntary dissolution, liquidation of winding up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Warrantholder a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified. All such notices, advices and communications shall be deemed to have been received (I) in the case of personal delivery, on the date of such delivery and (II) in the case of mailing, on the third business day following the date of such mailing.

X.   NOTICE OF ADJUSTMENTS.

     Whenever any Exercise Price shall be adjusted pursuant to paragraph 7 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price or Prices after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage paid) to the Warrantholder.

                                          7.

XI.    FRACTIONAL SHARES.

     No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

XII.   REPLACEMENT OF WARRANT.

     On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

XIII. REPRESENTATIONS AND WARRANTIES OF WARRANTHOLDER. Warrantholder hereby represents and warrants that:

     A. PURCHASE ENTIRELY FOR OWN ACCOUNT. This Warrant and the Common Stock issuable upon exercise hereof (collectively, the "Securities") will be acquired for investment for the Warrantholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Warrantholder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Warrantholder does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to any person with respect to any of the Securities.

     B. INVESTMENT EXPERIENCE. The Warrantholder acknowledges that it is able to protect its own economic interests, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the investment in this Warrant.

     C. ACCREDITED INVESTOR. The Warrantholder is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission (the "SEC"), as presently in effect.

     D. RESTRICTED SECURITIES. Warrantholder understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the Warrantholder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     E. FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, the Warrantholder further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this paragraph 11, and:

                                          8.

          1. There is then in effect a Registration Statement under the Act, covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

          2. Such Warrantholder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, such Warrantholder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

     Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer
(A) by a Warrantholder that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, (B) to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, or (C) by a Warrantholder to an affiliate of such Warrantholder if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Warrantholder hereunder.

XIV. RIGHTS OF STOCKHOLDERS. This Warrant shall not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company.

XV.  GOVERNING LAW.

     This Warrant shall be governed by the internal laws of the State of California, as applied to contracts between residents of California and to be performed entirely within California, without regard to the application of conflict of law rules.

XVI. MISCELLANEOUS.

     A. The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Common Stock issued or issuable upon the exercise hereof, and all of the obligations of the Company relating to the Common Stock issuable upon exercise of this Warrant shall survive the exercise of this Warrant.

     B. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered Warrantholder hereof. All notices and other communications from the Company to the Warrantholder shall be delivered personally or mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last Warrantholder who shall have furnished an address to the Company in writing and shall be deemed to have been given when so delivered or mailed.

                                          9.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                   CLONTECH LABORATORIES, INC.

Date:  September 9, 1997            By: /s/ Ken Fong
      -----------------------          -----------------------------------------

AGREED TO AND ACCEPTED TO BY:

WARRANTHOLDER

SUMMIT INVESTORS III, L.P.

By:  /s/ Gregory M. Avis
    -----------------------------
     General Partner

                                         10.